Exhibit 99.1

SACO TECHNOLOGIES INC.

INDEPENDENT AUDITOR’S REPORT AND

FINANCIAL STATEMENTS

DECEMBER 31, 2005

INDEPENDENT AUDITOR’S REPORT

To the Shareholders of

SACO TECHNOLOGIES INC.

I have audited the balance sheet of SACO TECHNOLOGIES INC. as at December 31, 2005 and the statements of operations, retained earnings and cash flow for the year then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of SACO TECHNOLOGIES INC. as at December 31, 2005 and the results of its operations and cash flow for the year then ended, in accordance with Canadian generally accepted accounting principles.

/s/ Leonardo Oppedisano
Leonardo Oppedisano
Chartered Accountant

Montreal, Quebec

April 10, 2006 (except as to Note 13 which is as of September 8, 2006)

SACO TECHNOLOGIES INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2005

TABLE OF CONTENTS

Page
Balance Sheet	1

Statement of Operations and Retained Earnings	2

Statement of Cash Flow	3

Notes to the Financial Statements	4 –12

SACO TECHNOLOGIES INC.

BALANCE SHEET

DECEMBER 31, 2005

(Amounts in thousands of Canadian dollars)

2005 $
ASSETS
Current
Cash and term deposits (Note 7)	737
Accounts receivable	4,726
Investment tax credit recoverable	486
Inventories (Note 4)	2,131
Prepaid expenses and deposits	323

8,403

Property, plant and equipment (Note 5)	4,452
Intellectual property (Note 6)	2,172

15,027

LIABILITIES AND SHAREHOLDER’S EQUITY
Current
Bank indebtedness (Note 7)	2,500
Trade payable and accrued liabilities	2,017
Income taxes payable	814
Current portion of long-term debt (Note 8)	1,403

6,734

Due to related parties (Note 3)	734
Long-term debt (Note 8)	2,537
Class C preferred shares (Note 9)	830

10,835

SHAREHOLDER’S EQUITY
Share capital (Note 9)	1,500
Retained earnings	2,692

4,192

15,027

APPROVED ON BEHALF OF THE BOARD

/s/ Fred Jalbout
Director

See accompanying notes to the financial statements

SACO TECHNOLOGIES INC.

STATEMENT OF OPERATIONS AND RETAINED EARNINGS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Amounts in thousands of Canadian dollars)

2005 $
REVENUES	17,266
Research and development revenue (Note 3)	373

17,639

COST OF GOODS SOLD	9,047

GROSS PROFIT	8,592

EXPENSES

Selling, general and administrative (Note 3)	2,649
Royalties (Note 3)	863
Net research and development	778
Amortization of property, plant and equipment	923
Amortization of intellectual property	152
Interest on long-term debt	174
Interest and bank charges	142
Foreign exchange loss	222
Write-down of investment in joint-venture (Note 3)	900

6,803

INCOME BEFORE PROVISION FOR INCOME TAXES	1,789

Provision for income taxes
Current	850
Future	—

850

NET INCOME FOR THE YEAR	939

RETAINED EARNINGS, BEGINNING OF YEAR	1,753

RETAINED EARNINGS, END OF YEAR	2,692

See accompanying notes to the financial statements

SACO TECHNOLOGIES INC

STATEMENT OF CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2005

(Amounts in thousands of Canadian dollars)

2005 $
OPERATING ACTIVITIES
Net income for the year	939
Write-down of investment in joint venture	900
Amortization of property, plant and equipment	923
Amortization of intellectual property	152

2,914
Changes in non-cash working capital	(2,545)

369

FINANCING ACTIVITIES
Due to related parties	734
Issuance of long-term debt	2,391
Repayments of long-term debt	(1,560)
Issuance of preferred shares	600

2,165

INVESTING ACTIVITIES
Acquisition of property, plant and equipment	(2,553)
Acquisition of intellectual property	(2,125)

(4,678)

Net (decrease) in cash and cash equivalents	(2,144)
Cash and cash equivalent, beginning of year	381

Cash and cash equivalents, end of year	(1,763)

Cash and cash equivalents are comprised of:
Cash and term deposits	737
Bank indebtedness	(2,500)

(1,763)

See accompanying notes to the financial statements

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

1.	DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of Canada on December 5, 2001 and carried on no activities until December 31, 2001. The Company designs, manufactures and distributes large video screens and LED lighting systems.

2.	SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles, the more significant of which are outlined below.

REVENUE RECOGNITION

Sales are recognized when products are delivered or when services are provided, and collection is reasonably assured except for long-term contracts, many of which provide for periodic payments, for which revenue is recognized under the percentage-of-completion basis. Provisions for estimated losses on uncompleted contracts are made in the period in which the probable amounts of such losses are determined.

INVENTORIES

Inventories are valued at the lower of cost and replacement cost. Cost is determined on a first-in, first-out basis. The Company generally manufactures to order and does not hold finished goods.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at acquisition cost and are amortized over their estimated useful lives. When circumstances or events indicate a potential decline in the net recoverable value of these assets, the carrying value is written-down to the recoverable amount. The methods and rates used to amortize the property, plant and equipment are as follows:

Manufacturing equipment	Straight-line	4 years

Furniture and fixtures	Straight-line	5 years

Computer equipment	Straight-line	3 years

Leasehold improvements	Straight-line	Term of lease – 10 years

Rental equipment	Straight-line	4 years

INTELLECTUAL PROPERTY

Intellectual property related to the screens is recorded at cost and amortized on a straight-line basis over 5 years, its expected useful life. The lighting intellectual property is amortized on a straight-line bases over 10 years.

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

IMPAIRMENT OF LONG-LIVED ASSETS

On a periodic basis, management reviews the carrying value of property, plant and equipment and intellectual property and considers whether there have been events or changes in circumstances that indicate that the carrying value may not be recoverable. The review is based on the assessment of technological changes, the Company’s intended use and the projected estimated net undiscounted cash flows expected to be generated from the underlying assets together with its residual value (net recoverable value). If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds its fair value generally determined on a discounted expected cash flow basis. Any impairment results in a write-down of the assets and a charge to income during the year.

MEASUREMENT UNCERTAINTY

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements.

Significant areas requiring the use of estimates relate to the assessment of the recoverable value of accounts receivable and inventories and the useful life of property, plant and equipment and intellectual property for purposes of the calculation of amortization. Actual results could differ from those estimates by a material amount.

CURRENCY TRANSLATION

Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at the exchange rate in effect at the date of the balance sheet. Other balance sheet items are translated at historical exchange rates. Revenue and expense items are translated monthly at the average exchange rate of the period. Exchange gains or losses arising from currency translations are included in the income for the period.

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

INCOME TAXES

The Company provides for income taxes using the liability method of tax allocation. Under this method, future income tax assets and liabilities are determined based on deductible or taxable temporary difference between the financial statement values and tax values of assets and liabilities, using enacted income tax rates expected to be in effect for the period in which the differences are expected to reverse. The Company establishes a valuation allowance against future income tax assets if, based upon available information, it is more likely than not that some or all of the future income tax assets will not be realized.

3.	RELATED PARTY TRANSACTIONS

2005 $
Due (to) related companies	(734)

The amounts due to related parties are non-interest bearing and have no fixed repayment terms.

RELATED PARTY TRANSACTIONS

Related party transactions during the period included the following:

2005 $
Rental expense	600
Royalties	863
Research and development services (income)	(373)
Cost of sales	275
Purchase of intellectual property	2,125
Issuance of preferred shares	600

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

3.	RELATED PARTY TRANSACTIONS (continued)

INVESTMENT IN JOINT VENTURE

In 2003, Saco Technologies Inc. advanced $ 660 to a sister Company Saco Holding U.S.A. which invested the funds in a joint venture with ANC Sports Enterprises LLC. This advance was repaid in 2004. This joint venture was a sale and marketing organization for sales of certain products into the USA. This joint venture’s sales operations were terminated on August 31, 2004 and replaced by an exclusive purchase agreement whereby ANC Sports will deal directly with the Company. The Company has however, made an investment of $ 900 in the joint venture through Saco Holdings USA. which represents their share of the intellectual property developed jointly by ANC Sports and the Company. In 2005 the investment was written-down to reflect the lower of cost and net realizable value.

4.	INVENTORIES

2005 $
Raw materials	2,131

5.	PROPERTY, PLANT AND EQUIPMENT

	Cost $	Accumulated amortization	Net book value
December 31, 2005
Manufacturing equipment	644	535	109
Furniture and equipment	188	124	64
Computer equipment	170	160	10
Leasehold improvements	362	81	281
Rental equipment	4,663	675	3,988

	6,027	1,575	4,452

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

6.	INTELLECTUAL PROPERTY

	Cost $	Accumulated amortization	Net book Value
December 31, 2005	2,355	183	2,172

On April 30, 2004, the Company acquired the intellectual property relating to the LED screen technology from its sister company, 3970957 Canada Inc. for the consideration of $ 230, which consisted of ten dollars cash and 1,000 Class C preferred shares with a value of $ 229.9. The transaction has been recorded at book value as it was a transaction between related parties. The Class C shares have a redemption and retraction value equal to $ 7,000, its estimated fair value at the date of the transaction. In addition, the Company continues to be responsible for paying royalties to 3970957 Canada Inc., on sales of LED screen sales at a rate of between 2% and 10% of sales until December 31, 2005. On July 20, 2005, the Company acquired the intellectual property relating to the lighting technology from its sister Company, 3970957 Canada Inc. for a consideration of $ 2,125 which consisted of $ 1,525 cash and 2,610 Class C preferred shares with a value of $ 600. The transaction has been recorded at book value as it was a transaction between related parties. The Class C shares have a redemption and retraction value equal to $60,000, its estimated fair value at the date of the transaction.

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

7.	BANK INDEBTEDNESS

On August 27, 2004, the Company obtained an operating line of credit, authorized for an amount up to $ 2,500 bearing interest at the bank’s prime rate plus 1.50%. The bank has first ranking moveable hypothec over all tangible and intangible assets of the Company and a Company under common control. As at December 31, 2005 an amount of $2,500 has been drawn down on the line of credit.

8.	LONG-TERM DEBT

2005 $
Term loan bearing interest at prime rate plus 2.75% payable in 60 equal monthly installments with the final payment due on September 26, 2009	1,688
Term loan bearing interest at prime plus 2.25% payable in 60 equal monthly installments with the final payment due November 2010	2,165
Equipment loan bearing interest at fixed rate of 6.50% payable in 60 equal consecutive monthly installments with the final payment due on May 31, 2009	87

3,940

Less current portion	1,403

2,537

The term loan requires the Company to meet certain financial covenants, all of which were met at December 31, 2005.

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

9.	SHARE CAPITAL

AUTHORIZED

Unlimited number of Class A voting common shares

Unlimited number of Class B non-voting common shares

Unlimited number of Class A preferred shares, voting, non-cumulative dividends of 1% per month, redeemable for consideration received

Unlimited number of Class B preferred shares, non-voting, non-cumulative dividends of 1% per month, redeemable for consideration received

Unlimited number of Class C preferred shares, voting, non-cumulative dividends of 1% per month, redeemable and retractable for consideration received

Unlimited number of Class D preferred shares, voting, non-cumulative dividends of 1% per month, redeemable and retractable for consideration received.

ISSUED AND FULLY PAID

2005 $
15,000 Class A common shares	1,500

3,610 Class C preferred shares (Note 6)	830

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

10.	GOVERNMENT ASSISTANCE

The Company incurred research and development expenditures which are eligible for investment tax credits. The investment tax credits recorded are based on management’s estimates of amounts expected to be recovered and are subject to audit by taxation authorities The investment tax credits for 2005 have been recorded as a reduction of research and development expenditures.

11.	COMMITMENTS

As at December 31, 2005, the Company is committed for space rental to its sister company, 3970957 Canada Inc. as follows:

2006	600
2007	600
2008	600
2009	600
Thereafter	2,400

The Company has jointly guaranteed a loan on a building held by the sister company. As at December 31, 2005 the loan was $1,301.

12.	FINANCIAL INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of accounts receivable, investment tax credit receivable, due to related parties, and trade payables, approximate their carrying value due to the short-term maturity of these financial instruments.

13.	DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES ACCEPTED IN CANADA AND IN THE UNITED STATES

a)	FOREIGN CURRENCY TRANSLATION

Under Canadian GAAP, monetary assets and liabilities denominated in U.S. dollars are translated at the exchange in effect at the date of the balance sheet. Under U.S. GAAP, long-term debt, one of the monetary liabilities, is translated at the historical exchange rate in effect when the debt was originally issued.

Management has evaluated other foreign currency translation differences between Canadian and U.S. GAAP and believes the effects of these differences are immaterial.

SACO TECHNOLOGIES INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005

(All amounts in thousands of Canadian dollars)

2005 $
Net income for the period under Canadian GAAP	939
Translation adjustment required to adjust the long-term debt using a historical exchange rate	(14)

Net income for the period under U.S. GAAP	925

b)	CASH FLOW STATEMENTS

Under Canadian GAAP, the change in current portion of long-term debt is shown as cash flow under operating activities whereas under U.S. GAAP, the current portion of long-term debt is shown as cash flow under financing activities. Also, under Canadian GAAP, cash and cash equivalents are comprised of cash and bank indebtedness whereas under U.S. GAAP, bank indebtedness is shown as cash flow under financing activities.

STATEMENTS OF CASH FLOW PRESENTED UNDER U.S. GAAP

2005 $
Cash flows (used in) operating activities	(584)
Cash flows (used in) investing activities	(4,678)
Cash flows from financing activities	5,068

Net (decrease) in cash and cash equivalents	(194)
Cash and cash equivalents – beginning of period	931

Cash and cash equivalents – end of period	737